Prospectus Supplement	February 5, 2021

SUPPLEMENT TO THE PROSPECTUS OF ALL PUTNAM RETAIL OPEN-END
FUNDS, EXCLUDING PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND
AND PUTNAM SHORT TERM INVESTMENT FUND

Effective March 1, 2021, the following replaces similar language under the heading “Class C shares” in the sub-section “Here is a summary of the differences among classes of shares” in the section “How do I buy fund shares?”:

• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

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